UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)                     May 12, 2010
NACCO Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9172	34-1505819

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 Landerbrook Drive
Cleveland, Ohio	44124-4069

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:                     (440) 449-9600
N/A

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
NACCO Industries, Inc. Incentive Compensation Plans
     On March 12, 2010, a designated sub-committee of the Compensation Committee of the Board of Directors of NACCO Industries, Inc. (“NACCO”) adopted (1) the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (Amended and Restated Effective February 1, 2010) (the “NACCO LTIP”) and (2) the NACCO Industries, Inc. Annual Incentive Compensation Plan (Effective January 1, 2010) (the “NACCO Annual Plan,” and, together with the NACCO LTIP, the “NACCO Compensation Plans”) for the benefit of key employees of NACCO. The NACCO Compensation Plans were adopted to ensure that all or a specified portion of the awards under the plans would continue to meet the criteria for deductibility under Section 162(m) of the Internal Revenue Code (the “Code”). The NACCO Compensation Plans were adopted subject to approval by the stockholders of NACCO. The stockholders of NACCO approved the NACCO Compensation Plans on May 12, 2010.
     NACCO Annual Plan
     The NACCO Annual Plan replaces both the NACCO Industries, Inc. Supplemental Annual Incentive Compensation Plan, which was terminated effective December 31, 2009, and the NACCO Industries, Inc. 2009 Annual Incentive Compensation Plan, which, by its terms, was only in effect during 2009. The NACCO Annual Plan provides benefits that are substantially similar to those provided under the prior NACCO annual plans, except that (1) the types of permitted performance objectives have been expanded, (2) participants will be entitled to receive a pro-rata target award in the year in which a change in control (as defined in the NACCO Annual Plan) occurs, and (3) the maximum amount that can be paid to a participant in a single year as a result of awards under the NACCO Annual Plan has been increased to $6,000,000.
     The NACCO Annual Plan provides that each participant is eligible to earn a target incentive award during a specified one-year performance period. The final payout for each individual under the NACCO Annual Plan is generally based on the participant’s target award measured against established performance criteria for the performance period.
     NACCO LTIP
     The NACCO LTIP was amended to, among other things, (1) increase the number of shares of NACCO’s Class A Common Stock available for issuance under the NACCO LTIP by 174,044 shares, (2) expand the types of permitted performance objectives, (3) provide that participants will be entitled to receive a pro-rata target award in the year in which a change in control (as defined in the NACCO LTIP) occurs, and (4) increase the maximum amount that can be paid to a participant in a single year as a result of awards under the NACCO LTIP from $5,000,000 to $10,000,000.
     Dollar-denominated target level awards under the NACCO LTIP are made to participants for performance periods of one or more years (or portions thereof) in amounts determined pursuant to performance goals and a formula which are based upon specified performance objectives. Awards under the NACCO LTIP are paid partly in cash and partly in shares of NACCO’s Class A Common Stock. The number of award shares is determined by dividing the stock component of the award by the average share price.
     The NACCO Compensation Committee, in its discretion, may increase or decrease awards under the NACCO Compensation Plans and may approve the payment of awards where performance would otherwise not meet the minimum criteria set for payment of awards, except that awards (or portions thereof) that are intended to be “qualified performance-based awards” under Code Section 162(m) may not be increased.

     For 2010, participants in the NACCO LTIP are eligible to earn a target incentive award for the performance period of January 1, 2010 through December 31, 2010. On March 25, 2010, the NACCO Compensation Committee adopted the following performance criteria under both the NACCO Annual Plan and the NACCO LTIP for 2010: 100% of the award will be based on NACCO’s adjusted consolidated return on total capital employed. Final incentive awards under the NACCO Compensation Plans for 2010 will be determined by the NACCO Compensation Committee following December 31, 2010 and such awards will be paid during the period from January 1, 2011 through March 15, 2011 in cash and/or shares of Class A Common Stock, as applicable, less applicable withholdings.
HBB Long-Term Incentive Compensation Plans
     On March 12, 2010, a designated sub-committee of the Compensation Committee of the Board of Directors of Hamilton Beach Brands, Inc. (“HBB”), a wholly-owned subsidiary of NACCO, adopted the Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2010) (the “HBB LTIP”) for the benefit of key management employees of HBB.
     The HBB LTIP was adopted as a replacement for The Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2008) (the “Old HBB LTIP”). The Old HBB LTIP was terminated effective as of December 31, 2009. The HBB LTIP was adopted to ensure that all or a specified portion of the awards under the plan would continue to meet the criteria for deductibility under Code Section 162(m).
     The HBB LTIP is substantially identical to the Old HBB LTIP except that (1) the maximum amount that can be paid to a participant in a single year as a result of plan awards has been increased from $2,250,000 ($4,000,000 with interest) to $5,000,000 ($7,000,000 with interest), (2) the types of permitted performance objectives have been expanded, and (3) participants will be entitled to receive a pro-rata target award in the year in which a change in control (as defined in the plan) occurs.
     The adoption of the HBB LTIP was subject to the approval by the stockholders of NACCO. The stockholders of NACCO approved the HBB LTIP on May 12, 2010.
     Awards under the HBB LTIP is made to participants for performance periods of one or more years (or portions thereof) in amounts determined pursuant to performance goals and a formula that are based upon specified performance objectives. Final incentive awards under the HBB LTIP for a performance period will be calculated based on actual performance for the performance period compared to the performance objectives established by the HBB Compensation Committee for such performance period. Once the final amount of an award is approved by the HBB Compensation Committee, it is credited to a separate sub-account established for each participant. Subject to delayed payment rules for key employees under Code Section 409A, each sub-account will be paid at the earliest of death, disability, retirement, a change in control (as defined in the plan) or the third anniversary of the grant date of the award (which is the January 1st following the end of a performance period).
     The HBB Compensation Committee, in its discretion, may increase or decrease awards under the HBB plan and may approve the payment of awards where performance would otherwise not meet the minimum criteria set for payment of awards, except that awards (or portions thereof) that are intended to be “qualified performance-based awards” under Code Section 162(m) may not be increased.

     On March 25, 2010, the HBB Compensation Committee adopted the following performance criteria under the HBB LTIP for the performance period for January 1, 2010 to December 31, 2010: 100% of the award under the HBB LTIP will be based on HBB’s adjusted consolidated return on total capital employed.
NA Coal Annual Incentive Compensation Plan
     On March 12, 2010, a designated sub-committee of the Compensation Committee of the Board of Directors of The North American Coal Corporation (“NA Coal”), a wholly-owned subsidiary of NACCO, adopted The North American Coal Corporation Annual Incentive Compensation Plan (Effective January 1, 2010) (the “NA Coal Annual Plan”) for the benefit of key management employees of NA Coal and its subsidiaries.
     For periods prior to 2009, the annual incentive compensation that was paid to the employees of NA Coal or its subsidiaries was paid under an annual incentive compensation plan that was adopted each year. The NA Coal Annual Plan provides benefits that are substantially similar to those provided under the prior NA Coal annual incentive compensation plans, except that (1) the types of permitted performance objectives have been expanded, (2) the maximum amount that can be paid to a participant in a single year as a result of awards under the NA Coal Annual Plan is $5,000,000, and (3) participants will be entitled to receive a pro-rata target award in the year in which a change in control (as defined in the NA Coal Annual Plan) occurs. The NA Coal Annual Plan was adopted to ensure that all or a specified portion of the awards under the plan would meet the criteria for deductibility under Code Section 162(m).
     The adoption of the NA Coal Annual Plan was subject to the approval by the stockholders of NACCO. The stockholders of NACCO approved the NA Coal Annual Plan on May 12, 2010.
     The NA Coal Annual Plan provides that each participant is eligible to earn a target incentive award during a specified one-year performance period. The final payout for each individual under the NA Coal Annual Plan is generally based on the participant’s target award measured against established performance criteria for the performance period.
     The NA Coal Compensation Committee, in its discretion, may increase or decrease awards under the plan and may approve the payment of awards where performance would otherwise not meet the minimum criteria set for payment of awards, except that awards (or portions thereof) that are intended to be “qualified performance-based awards” under Code Section 162(m) may not be increased.
     On March 25, 2010, the NA Coal Compensation Committee adopted the following performance criteria under the NA Coal Annual Plan for 2010: 100% of the award will be based on NA Coal’s adjusted consolidated return on total capital employed. Final incentive awards under the NA Coal Annual Plan for 2010 will be determined by the NA Coal Compensation Committee following December 31, 2010 and such awards will be paid during the period from January 1, 2011 through March 15, 2011 to participants in cash, less applicable withholdings.
     The NACCO Compensation Plans, the HBB LTIP and the NA Coal Annual Plan are included in this Current Report on Form 8-K as Exhibits 10.1 through 10.4 and are hereby incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to the full text of the documents, which are exhibits hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
     NACCO held its Annual Meeting of Stockholders on May 12, 2010.
     The stockholders elected each of the following nine nominees to the Board of Directors for a one-year term:

	VOTES	VOTES	BROKER
DIRECTOR	FOR	WITHHELD	NON-VOTES
Owsley Brown II	21,199,789	83,035	339,296
Dennis W. LaBarre	19,358,927	1,923,897	339,296
Richard de J. Osborne	21,196,588	86,236	339,296
Alfred M. Rankin, Jr.	21,156,493	126,331	339,296
Michael E. Shannon	21,204,183	78,641	339,296
Britton T. Taplin	21,175,788	107,036	339,296
David F. Taplin	19,791,018	1,491,806	339,296
John F. Turben	21,195,983	86,841	339,296
Eugene Wong	21,204,811	78,013	339,296

     The stockholders approved the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (Amended and Restated Effective February 1, 2010) for purposes of Section 162(m) of the Internal Revenue Code and Section 303A.08 of the New York Stock Exchange listing standards:

For	20,967,452
Against	263,125
Abstain	52,247
Broker Non-Votes	339,296

21,622,120
     The stockholders approved the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2010) for purposes of Section 162(m) of the Internal Revenue Code:

For	21,107,837
Against	122,878
Abstain	52,109
Broker Non-Votes	339,296

21,622,120
     The stockholders approved the Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2010) for purposes of Section 162(m) of the Internal Revenue Code:

For	21,148,760
Against	82,233
Abstain	51,831
Broker Non-Votes	339,296

21,622,120
     The stockholders approved the NACCO Industries, Inc. Annual Incentive Compensation Plan (Effective January 1, 2010) for purposes of Section 162(m) of the Internal Revenue Code:

For	21,058,494
Against	172,471
Abstain	51,859
Broker Non-Votes	339,296

21,622,120
     The stockholders approved the North American Coal Corporation Annual Incentive Compensation Plan (Effective January 1, 2010) for purposes of Section 162(m) of the Internal Revenue Code:

For	21,105,114
Against	125,701
Abstain	52,009
Broker Non-Votes	339,296

21,622,120

     The stockholders confirmed the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm of NACCO for the current fiscal year:

For	21,539,657
Against	33,231
Abstain	49,232

21,622,120

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Exhibit Description
10.1
NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (Amended and Restated Effective February 1, 2010) (incorporated by reference to Appendix A to NACCO’s Definitive Proxy Statement, filed by NACCO on March 26, 2010, Commission File Number 1-9172)

10.2
NACCO Industries, Inc. Annual Incentive Compensation Plan (Effective January 1, 2010) (incorporated by reference to Appendix D to NACCO’s Definitive Proxy Statement, filed by NACCO on March 26, 2010, Commission File Number 1-9172)

10.3
The Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2010) (incorporated by reference to Appendix C to NACCO’s Definitive Proxy Statement, filed by NACCO on March 26, 2010, Commission File Number 1-9172)

10.4
The North American Coal Corporation Annual Incentive Compensation Plan (Effective January 1, 2010) (incorporated by reference to Appendix E to NACCO’s Definitive Proxy Statement, filed by NACCO on March 26, 2010, Commission File Number 1-9172)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NACCO INDUSTRIES, INC.
By:	/s/ Charles A. Bittenbender
	Name:	Charles A. Bittenbender
	Title:	Vice President, General Counsel and Secretary

Date: May 14, 2010

Exhibit Index

Exhibit No.	Exhibit Description
10.1
NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (Amended and Restated Effective February 1, 2010) (incorporated by reference to Appendix A to NACCO’s Definitive Proxy Statement, filed by NACCO on March 26, 2010, Commission File Number 1-9172)

10.2
NACCO Industries, Inc. Annual Incentive Compensation Plan (Effective January 1, 2010) (incorporated by reference to Appendix D to NACCO’s Definitive Proxy Statement, filed by NACCO on March 26, 2010, Commission File Number 1-9172)

10.3
The Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2010) (incorporated by reference to Appendix C to NACCO’s Definitive Proxy Statement, filed by NACCO on March 26, 2010, Commission File Number 1-9172)

10.4
The North American Coal Corporation Annual Incentive Compensation Plan (Effective January 1, 2010) (incorporated by reference to Appendix E to NACCO’s Definitive Proxy Statement, filed by NACCO on March 26, 2010, Commission File Number 1-9172)